POWER OF ATTORNEY


         WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Post-Effective Amendment to the Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6 (the "Post-Effective Amendment"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendment, or any successor form of the Post-Effective Amendment of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendment and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Post-Effective Amendment shall have become effective under the Federal Securities Laws and in any event no later than September 30, 2000.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 2000.



                                                     /s/ Paul H. Amato
                                                     Paul H. Amato

                                POWER OF ATTORNEY


                  WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Post-Effective Amendment to the Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6 (the "Post-Effective Amendment"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendment, or any successor form of the Post-Effective Amendment of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendment and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Post-Effective Amendment shall have become effective under the Federal Securities Laws and in any event no later than September 30, 2000.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 2000.



                                                     /s/ John F. Barrett
                                                     John F. Barrett

                                POWER OF ATTORNEY


                  WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Post-Effective Amendment to the Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6 (the "Post-Effective Amendment"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendment, or any successor form of the Post-Effective Amendment of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendment and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Post-Effective Amendment shall have become effective under the Federal Securities Laws and in any event no later than September 30, 2000.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 2000.



                                                     /s/ James N. Clark
                                                     James N. Clark

                                POWER OF ATTORNEY


                  WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Post-Effective Amendment to the Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6 (the "Post-Effective Amendment"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendment, or any successor form of the Post-Effective Amendment of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendment and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Post-Effective Amendment shall have become effective under the Federal Securities Laws and in any event no later than September 30, 2000.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 2000.



                                                     /s/ William J. Williams
                                                     William J. Williams

                                POWER OF ATTORNEY


                  WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Post-Effective Amendment to the Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6 (the "Post-Effective Amendment"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence L. Grypp, Robert L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendment, or any successor form of the Post-Effective Amendment of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendment and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Post-Effective Amendment shall have become effective under the Federal Securities Laws and in any event no later than September 30, 2000.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 2000.



                                                     /s/ Robert C. Savage
                                                     Robert C. Savage

                                POWER OF ATTORNEY


                  WHEREAS, Columbus Life Insurance Company, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Post-Effective Amendment to the Registration Statement for Separate Account 1 of Columbus Life Insurance Company on Form S-6 (the "Post-Effective Amendment"); and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert
L. Walker and Edward S. Heenan, and each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendment, or any successor form of the Post-Effective Amendment of the Securities and Exchange Commission, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform on every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendment and any amendments or supplements thereto, unless earlier revoked by me or expressly extended by me in writing, and shall remain in force and effective only until the Post-Effective Amendment shall have become effective under the Federal Securities Laws and in any event no later than September 30, 2000.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 2000.



                                                     /s/ Lawrence L. Grypp
                                                     Lawrence L. Grypp